Exhibit 99.1

Tenneco Announces Reporting Segment Changes

April 27, 2018, Lake Forest, IL – Tenneco Inc. (NYSE: TEN) announced today a change in the company’s financial reporting segments as noted in the attachments. The company will now report results in three segments, Clean Air, Ride Performance and Aftermarket. The attachments include 2015, 2016, and 2017 results aligned with these new reporting segments.

About Tenneco

Tenneco is a $9.3 billion global manufacturing company with headquarters in Lake Forest, Illinois and approximately 32,000 employees worldwide. Tenneco is one of the world’s largest designers, manufacturers and marketers of ride performance and clean air products and systems for automotive and commercial vehicle original equipment markets and the aftermarket. Tenneco’s principal brand names are Monroe®, Walker®, XNOx™ and Clevite®Elastomers.

#    #    #

Contacts:
Bill Dawson	Linae Golla
Media inquiries	Investor inquires
847 482-5807	847 482-5162
bdawson@tenneco.com	lgolla@tenneco.com

TENNECO INC.

SUPPLEMENTAL SEGMENT DATA

Unaudited

(Millions)

	Q1 2017
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Reclass & Elims	Total
Revenues from external customers	$1,555	$428	$309	$2,292	$—	$—	$2,292
Intersegment revenues	25	15	11	51	—	(51)	$—
EBIT, Earnings before interest expense, income taxes and noncontrolling interests	94	27	42	163	(42)	—	$121
Total assets	2,809	1,013	785	4,607	—	35	$4,642

	Q2 2017
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Reclass & Elims	Total
Revenues from external customers	$1,539	$442	$336	$2,317	$—	$—	$2,317
Intersegment revenues	17	13	10	40	—	(40)	$—
EBIT, Earnings before interest expense, income taxes and noncontrolling interests	106	18	54	178	(151)	—	$27
Total assets	2,907	1,075	872	4,854	—	27	$4,881

	Q3 2017
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Reclass & Elims	Total
Revenues from external customers	$1,495	$457	$322	$2,274	$—	$—	$2,274
Intersegment revenues	12	15	9	36	—	(36)	$—
EBIT, Earnings before interest expense, income taxes and noncontrolling interests	100	7	50	157	(23)	—	$134
Total assets	2,922	1,102	852	4,876	—	59	$4,935

	Q4 2017
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Reclass & Elims	Total
Revenues from external customers	$1,627	$480	$284	$2,391	$—	$—	$2,391
Intersegment revenues	11	17	10	38	—	(38)	$—
EBIT, Earnings before interest expense, income taxes and noncontrolling interests	121	9	32	162	(27)	—	$135
Total assets	2,812	1,155	812	4,779	—	63	$4,842

We are a global manufacturer organized and manage our business along our three segments (Global OE Clean Air, Global OE Ride Performance and Global Aftermarket). The reporting segments are aligned with key growth strategies. Costs related to other business activities, primarily corporate headquarter functions, are disclosed separately from the three operating segments as “Other.” We evaluate segment performance based primarily on earnings before interest expense, income taxes, and noncontrolling interests. Products are transferred between segments and geographic areas on a basis intended to reflect as nearly as possible the “market value” of the products.

TENNECO INC.

SUPPLEMENTAL SEGMENT DATA

Unaudited

(Millions)

	FY 2017
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Reclass & Elims	Total
Revenues from external customers	$6,216	$1,807	$1,251	$9,274	$—	$—	$9,274
Intersegment revenues	65	60	40	165	—	(165)	$—
EBIT, Earnings before interest expense, income taxes and noncontrolling interests	421	61	178	660	(243)	—	$417
Total assets	2,812	1,155	812	4,779	—	63	$4,842

	FY 2016
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Reclass & Elims	Total
Revenues from external customers	$5,764	$1,593	$1,242	$8,599	$—	$—	$8,599
Intersegment revenues	108	47	37	192	—	(192)	$—
EBIT, Earnings before interest expense, income taxes and noncontrolling interests	432	97	191	720	(204)	—	$516
Total assets	2,559	959	781	4,299	—	47	$4,346

	FY 2015
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Reclass & Elims	Total
Revenues from external customers	$5,377	$1,545	$1,259	$8,181	$—	$—	$8,181
Intersegment revenues	116	44	42	202	—	(202)	$—
EBIT, Earnings before interest expense, income taxes and noncontrolling interests	371	63	174	608	(100)	—	$508
Total assets	2,298	756	884	3,938	—	32	$3,970

TENNECO INC.

RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)

Unaudited

(Millions)

	Q1 2017
	Revenues	Substrate Sales	Value-add Revenues	Currency Impact on Value-add Revenues	Value-add Revenues excluding Currency
Global OE Clean Air Division	$1,555	$547	$1,008	$(21)	$1,029
Global OE Ride Performance Division	428	—	428	(4)	432
Global Aftermarket Division	309	—	309	1	308

Total Tenneco Inc.	$2,292	$547	$1,745	$(24)	$1,769

	Q2 2017
	Revenues	Substrate Sales	Value-add Revenues	Currency Impact on Value-add Revenues	Value-add Revenues excluding Currency
Global OE Clean Air Division	$1,539	$541	$998	$(11)	$1,009
Global OE Ride Performance Division	442	—	442	(2)	444
Global Aftermarket Division	336	—	336	(1)	337

Total Tenneco Inc.	$2,317	$541	$1,776	$(14)	$1,790

	Q3 2017
	Revenues	Substrate Sales	Value-add Revenues	Currency Impact on Value-add Revenues	Value-add Revenues excluding Currency
Global OE Clean Air Division	$1,495	$522	$973	$27	$946
Global OE Ride Performance Division	457	—	457	10	447
Global Aftermarket Division	322	—	322	4	318

Total Tenneco Inc.	$2,274	$522	$1,752	$41	$1,711

	Q4 2017
	Revenues	Substrate Sales	Value-add Revenues	Currency Impact on Value-add Revenues	Value-add Revenues excluding Currency
Global OE Clean Air Division	$1,627	$577	$1,050	$37	$1,013
Global OE Ride Performance Division	480	—	480	23	457
Global Aftermarket Division	284	—	284	6	278

Total Tenneco Inc.	$2,391	$577	$1,814	$66	$1,748

(1)	U.S. Generally Accepted Accounting Principles.
(2)	Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company’s revenues.

TENNECO INC.

RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)

Unaudited

(Millions)

	FY 2017
	Revenues	Substrate Sales	Value-add Revenues	Currency Impact on Value-add Revenues	Value-add Revenues excluding Currency
Global OE Clean Air Division	$6,216	$2,187	$4,029	$32	$3,997
Global OE Ride Performance Division	1,807	—	1,807	27	1,780
Global Aftermarket Division	1,251	—	1,251	10	1,241

Total Tenneco Inc.	$9,274	$2,187	$7,087	$69	$7,018

	FY 2016
	Revenues	Substrate Sales	Value-add Revenues	Currency Impact on Value-add Revenues	Value-add Revenues excluding Currency
Global OE Clean Air Division	$5,764	$2,028	$3,736	$—	$3,736
Global OE Ride Performance Division	1,593	—	1,593	—	1,593
Global Aftermarket Division	1,242	—	1,242	—	1,242

Total Tenneco Inc.	$8,599	$2,028	$6,571	$—	$6,571

(1)	U.S. Generally Accepted Accounting Principles.
(2)	Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company’s revenues.

TENNECO INC.

RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)

Unaudited

(Millions)

	FY 2016
	Revenues	Substrate Sales	Value-add Revenues	Currency Impact on Value-add Revenues	Value-add Revenues excluding Currency
Global OE Clean Air Division	$5,764	$2,028	$3,736	$(101)	$3,837
Global OE Ride Performance Division	1,593	—	1,593	(44)	1,637
Global Aftermarket Division	1,242	—	1,242	(37)	1,279

Total Tenneco Inc.	$8,599	$2,028	$6,571	$(182)	$6,753

	FY 2015
	Revenues	Substrate Sales	Value-add Revenues	Currency Impact on Value-add Revenues	Value-add Revenues excluding Currency
Global OE Clean Air Division	$5,377	$1,888	$3,489	$—	$3,489
Global OE Ride Performance Division	1,545	—	1,545	—	1,545
Global Aftermarket Division	1,259	—	1,259	—	1,259

Total Tenneco Inc.	$8,181	$1,888	$6,293	$—	$6,293

(1)	U.S. Generally Accepted Accounting Principles.
(2)	Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company’s revenues.

TENNECO INC.

RECONCILIATION OF GAAP(1) TO NON-GAAP EARNINGS MEASURES(2)

Unaudited

(Millions)

	Q1 2017
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Total
EBIT	$94	$27	$42	$163	$(42)	$121
Restructuring and related expenses	9	3	2	14	1	15
Pension charges / Stock vesting (3)	—	—	—	—	11	11

Adjusted EBIT	$103	$30	$44	$177	$(30)	$147

	Q2 2017
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Total
EBIT	$106	$18	$54	$178	$(151)	$27
Restructuring and related expenses	12	2	1	15	2	17
Antitrust settlement accrual (4)	—	—	—	—	132	132
Warranty settlement (5)	—	7	—	7	—	7
Gain on sale of unconsolidated JV (6)	—	—	—	—	(5)	(5)

Adjusted EBIT	$118	$27	$55	$200	$(22)	$178

	Q3 2017
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Total
EBIT	$100	$7	$50	$157	$(23)	$134
Restructuring and related expenses	4	14	2	20	—	20

Adjusted EBIT	$104	$21	$52	$177	$(23)	$154

	Q4 2017
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Total
EBIT	$121	$9	$32	$162	$(27)	$135
Restructuring and related expenses	4	10	5	19	1	20
Goodwill impairment charge (7)	—	7	4	11	—	11
Pension charges (3)	—	—	—	—	2	2

Adjusted EBIT	$125	$26	$41	$192	$(24)	$168

(1)	U.S. Generally Accepted Accounting Principles.
(2)	Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company’s financial results in any particular period.
(3)	Charges related to Pension derisking and the acceleration of restricted stock vesting in accordance with the long-term incentive plan.
(4)	Charges related to establish a reserve for settlement costs necessary to resolve the company’s antitrust matters globally.
(5)	Warranty settlement with customer.
(6)	Gain on sale of unconsolidated JV.
(7)	Goodwill impairment charges recorded in Europe and South America Ride Performance Division.

TENNECO INC.

RECONCILIATION OF GAAP(1) TO NON-GAAP EARNINGS MEASURES(2)

Unaudited

(Millions)

	FY 2017
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Total
EBIT	$421	$61	$178	$660	$(243)	$417
Restructuring and related expenses	29	29	10	68	4	72
Antitrust settlement accrual (3)	—	—	—	—	132	132
Warranty settlement (4)	—	7	—	7	—	7
Gain on sale of unconsolidated JV (5)	—	—	—	—	(5)	(5)
Goodwill impairment charge (6)	—	7	4	11	—	11
Pension charges / Stock vesting (7)	—	—	—	—	13	13

Adjusted EBIT	$450	$104	$192	$746	$(99)	$647

	FY 2016
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Total
EBIT	$432	$97	$191	$720	$(204)	$516
Restructuring and related expenses	7	15	12	34	2	36
Pension charges (7)	—	—	—	—	72	72

Adjusted EBIT	$439	$112	$203	$754	$(130)	$624

	FY 2015
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Total
EBIT	$371	$63	$174	$608	$(100)	$508
Restructuring and related expenses	9	40	14	63	—	63
Pension charges (7)	—	—	—	—	4	4

Adjusted EBIT	$380	$103	$188	$671	$(96)	$575

(1)	U.S. Generally Accepted Accounting Principles.
(2)	Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company’s financial results in any particular period.
(3)	Charges related to establish a reserve for settlement costs necessary to resolve the company’s antitrust matters globally.
(4)	Warranty settlement with customer.
(5)	Gain on sale of unconsolidated JV.
(6)	Goodwill impairment charges recorded in Europe and South America Ride Performance Division.
(7)	Charges related to Pension derisking and the acceleration of restricted stock vesting in accordance with the long-term incentive plan.

TENNECO INC.

RECONCILIATION OF GAAP (1) REVENUE AND EARNINGS TO NON-GAAP REVENUE AND EARNINGS MEASURES (2)

Unaudited

(Millions except percents)

	Q1 2017
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Total
Net sales and operating revenues	$1,555	$428	$309	$2,292	$—	$2,292

Less: Substrate sales	547	—	—	547	—	547

Value-add revenues	$1,008	$428	$309	$1,745	$—	$1,745

EBIT	$94	$27	$42	$163	$(42)	$121

EBIT as a % of revenue	6.0%	6.3%	13.6%	7.1%		5.3%
EBIT as a % of value-add revenue	9.3%	6.3%	13.6%	9.3%		6.9%

Adjusted EBIT	$103	$30	$44	$177	$(30)	$147

Adjusted EBIT as a % of revenue	6.6%	7.0%	14.2%	7.7%		6.4%
Adjusted EBIT as a % of value-add revenue	10.2%	7.0%	14.2%	10.1%		8.4%

	Q2 2017
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Total
Net sales and operating revenues	$1,539	$442	$336	$2,317	$—	$2,317

Less: Substrate sales	541	—	—	541	—	541

Value-add revenues	$998	$442	$336	$1,776	$—	$1,776

EBIT	$106	$18	$54	$178	$(151)	$27

EBIT as a % of revenue	6.9%	4.1%	16.1%	7.7%		1.2%
EBIT as a % of value-add revenue	10.6%	4.1%	16.1%	10.0%		1.5%

Adjusted EBIT	$118	$27	$55	$200	$(22)	$178

Adjusted EBIT as a % of revenue	7.7%	6.1%	16.4%	8.6%		7.7%
Adjusted EBIT as a % of value-add revenue	11.8%	6.1%	16.4%	11.3%		10.0%

	Q3 2017
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Total
Net sales and operating revenues	$1,495	$457	$322	$2,274	$—	$2,274

Less: Substrate sales	522	—	—	522	—	522

Value-add revenues	$973	$457	$322	$1,752	$—	$1,752

EBIT	$100	$7	$50	$157	$(23)	$134

EBIT as a % of revenue	6.7%	1.5%	15.5%	6.9%		5.9%
EBIT as a % of value-add revenue	10.3%	1.5%	15.5%	9.0%		7.6%

Adjusted EBIT	$104	$21	$52	$177	$(23)	$154

Adjusted EBIT as a % of revenue	7.0%	4.6%	16.1%	7.8%		6.8%
Adjusted EBIT as a % of value-add revenue	10.7%	4.6%	16.1%	10.1%		8.8%

	Q4 2017
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Total
Net sales and operating revenues	$1,627	$480	$284	$2,391	$—	$2,391

Less: Substrate sales	577	—	—	577	—	577

Value-add revenues	$1,050	$480	$284	$1,814	$—	$1,814

EBIT	$121	$9	$32	$162	$(27)	$135

EBIT as a % of revenue	7.4%	1.9%	11.3%	6.8%		5.6%
EBIT as a % of value-add revenue	11.5%	1.9%	11.3%	8.9%		7.4%

Adjusted EBIT	$125	$26	$41	$192	$(24)	$168

Adjusted EBIT as a % of revenue	7.7%	5.4%	14.4%	8.0%		7.0%
Adjusted EBIT as a % of value-add revenue	11.9%	5.4%	14.4%	10.6%		9.3%

(1)	U.S. Generally Accepted Accounting Principles.
(2)	Tenneco presents the above reconciliation of revenues in order to reflect EBIT as a percent of both total revenues and value-add revenues. Substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Further, presenting EBIT as a percent of value-add revenue assists investors in evaluating our company’s operational performance without the impact of such substrate sales.

TENNECO INC.

RECONCILIATION OF GAAP (1) REVENUE AND EARNINGS TO NON-GAAP REVENUE AND EARNINGS MEASURES (2)

Unaudited

(Millions except percents)

	FY 2017
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Total
Net sales and operating revenues	$6,216	$1,807	$1,251	$9,274	$—	$9,274

Less: Substrate sales	2,187	—	—	2,187	—	2,187

Value-add revenues	$4,029	$1,807	$1,251	$7,087	$—	$7,087

EBIT	$421	$61	$178	$660	$(243)	$417

EBIT as a % of revenue	6.8%	3.4%	14.2%	7.1%		4.5%
EBIT as a % of value-add revenue	10.4%	3.4%	14.2%	9.3%		5.9%

Adjusted EBIT	$450	$104	$192	$746	$(99)	$647

Adjusted EBIT as a % of revenue	7.2%	5.8%	15.3%	8.0%		7.0%
Adjusted EBIT as a % of value-add revenue	11.2%	5.8%	15.3%	10.5%		9.1%

	FY 2016
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Total
Net sales and operating revenues	$5,764	$1,593	$1,242	$8,599	$—	$8,599

Less: Substrate sales	2,028	—	—	2,028	—	2,028

Value-add revenues	$3,736	$1,593	$1,242	$6,571	$—	$6,571

EBIT	$432	$97	$191	$720	$(204)	$516

EBIT as a % of revenue	7.5%	6.1%	15.4%	8.4%		6.0%
EBIT as a % of value-add revenue	11.6%	6.1%	15.4%	11.0%		7.9%

Adjusted EBIT	$439	$112	$203	$754	$(130)	$624

Adjusted EBIT as a % of revenue	7.6%	7.0%	16.3%	8.8%		7.3%
Adjusted EBIT as a % of value-add revenue	11.8%	7.0%	16.3%	11.5%		9.5%

	FY 2015
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Total
Net sales and operating revenues	$5,377	$1,545	$1,259	$8,181	$—	$8,181

Less: Substrate sales	1,888	—	—	1,888	—	1,888

Value-add revenues	$3,489	$1,545	$1,259	$6,293	$—	$6,293

EBIT	$371	$63	$174	$608	$(100)	$508

EBIT as a % of revenue	6.9%	4.1%	13.8%	7.4%		6.2%
EBIT as a % of value-add revenue	10.6%	4.1%	13.8%	9.7%		8.1%

Adjusted EBIT	$380	$103	$188	$671	$(96)	$575

Adjusted EBIT as a % of revenue	7.1%	6.7%	14.9%	8.2%		7.0%
Adjusted EBIT as a % of value-add revenue	10.9%	6.7%	14.9%	10.7%		9.1%

(1)	U.S. Generally Accepted Accounting Principles.
(2)	Tenneco presents the above reconciliation of revenues in order to reflect EBIT as a percent of both total revenues and value-add revenues. Substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Further, presenting EBIT as a percent of value-add revenue assists investors in evaluating our company’s operational performance without the impact of such substrate sales.

TENNECO INC.

RECONCILIATION OF GAAP(1) EBIT TO EBITDA INCLUDING NONCONTROLLING INTERESTS (2)

Unaudited

(Millions)

	Q1 2017
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Total
EBIT, Earnings before interest expense, income taxes and noncontrolling interests	$94	$27	$42	$163	$(42)	$121

Depreciation and amortization of other intangibles	33	15	4	52	—	52

Total EBITDA including noncontrolling interests (2)	$127	$42	$46	$215	$(42)	$173

	Q2 2017
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Total
EBIT, Earnings before interest expense, income taxes and noncontrolling interests	$106	$18	$54	$178	$(151)	$27

Depreciation and amortization of other intangibles	35	15	5	55	—	55

Total EBITDA including noncontrolling interests (2)	$141	$33	$59	$233	$(151)	$82

	Q3 2017
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Total
EBIT, Earnings before interest expense, income taxes and noncontrolling interests	$100	$7	$50	$157	$(23)	$134

Depreciation and amortization of other intangibles	36	17	5	58	—	58

Total EBITDA including noncontrolling interests (2)	$136	$24	$55	$215	$(23)	$192

	Q4 2017
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Total
EBIT, Earnings before interest expense, income taxes and noncontrolling interests	$121	$9	$32	$162	$(27)	$135

Depreciation and amortization of other intangibles	37	17	5	59	—	59

Total EBITDA including noncontrolling interests (2)	$158	$26	$37	$221	$(27)	$194

(1)	U.S. Generally Accepted Accounting Principles.
(2)	EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company’s operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company’s performance. In addition, Tenneco believes its investors utilize and analyze our EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

TENNECO INC.

RECONCILIATION OF GAAP(1) EBIT TO EBITDA INCLUDING NONCONTROLLING INTERESTS (2)

Unaudited

(Millions)

	FY 2017
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Total
EBIT, Earnings before interest expense, income taxes and noncontrolling interests	$421	$61	$178	$660	$(243)	$417

Depreciation and amortization of other intangibles	141	64	19	224	—	224

Total EBITDA including noncontrolling interests (2)	$562	$125	$197	$884	$(243)	$641

	FY 2016
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Total
EBIT, Earnings before interest expense, income taxes and noncontrolling interests	$432	$97	$191	$720	$(204)	$516

Depreciation and amortization of other intangibles	131	57	24	212	—	212

Total EBITDA including noncontrolling interests (2)	$563	$154	$215	$932	$(204)	$728

	FY 2015
	Global Segments
	OE Clean Air	OE Ride Performance	Aftermarket	Total	Other	Total
EBIT, Earnings before interest expense, income taxes and noncontrolling interests	$371	$63	$174	$608	$(100)	$508

Depreciation and amortization of other intangibles	123	55	25	203	—	203

Total EBITDA including noncontrolling interests (2)	$494	$118	$199	$811	$(100)	$711

(1)	U.S. Generally Accepted Accounting Principles.
(2)	EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company’s operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company’s performance. In addition, Tenneco believes its investors utilize and analyze our EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.